                                                                 Exhibit 10.3.12


                                TWELFTH AMENDMENT
                                       TO
              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT


         This Twelfth Amendment dated as of November 20, 2001 to the Amended and Restated Pooling and Servicing Agreement dated as of December 15, 1992 is among PRIME RECEIVABLES CORPORATION (the "TRANSFEROR"), FDS BANK (formerly FDS National Bank), a federal savings bank (the "SERVICER") and JP MORGAN CHASE BANK, as successor in interest to The Chase Manhattan Bank, as Trustee (in such capacity, the "TRUSTEE").

                                   WITNESSETH
                                   ----------

         WHEREAS, the Transferor, the Servicer and the Trustee entered into an Amended and Restated Pooling and Servicing Agreement as of December 15, 1992, as amended from time to time (the "Pooling and Servicing Agreement");

         WHEREAS, the Transferor, the Servicer and the Trustee wish to amend
Schedule II of the Pooling and Servicing Agreement;

         WHEREAS, Section 13.01 of the Pooling and Servicing Agreement permits the amendment of Schedules subject to certain conditions;

         NOW THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

         1. Schedule II as attached to the Pooling and Servicing Agreement is hereby deleted in its entirety and Schedule II attached hereto is substituted therefor.

         2. Attached hereto is an Opinion of Counsel stating that the amendment to the Pooling and Servicing Agreement effected by this Twelfth Amendment does not adversely affect in any material respect the interests of the Certificateholders, as defined in the Pooling and Servicing Agreement.

         3. The Pooling and Servicing Agreement, as amended by this Twelfth Amendment, shall continue in full force and effect among the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                          PRIME RECEIVABLES CORPORATION


                                By       /s/ Susan P. Storer
                                  ---------------------------------------------

                                Title    President
                                     ------------------------------------------



                                FDS BANK


                                By       /s/ Susan R. Robinson
                                  ---------------------------------------------

                                Title    Treasurer
                                     ------------------------------------------



                                JP MORGAN CHASE BANK


                                By       /s/ Derek Ally
                                  ---------------------------------------------

                                Title    Assistant Vice President
                                     ------------------------------------------

                               OPINION OF COUNSEL
                               ------------------


                                November 20, 2001


Prime Receivables Corporation                             JP Morgan Chase Bank,
                                                            as Trustee
7 West Seventh Street                                     450 West 33rd Street
Cincinnati, OH 45202                                      New York, NY  10001

         Re: Prime Receivables, Inc. Amended and Restated Pooling & Servicing Agreement dated as of December 15, 1992 (the "Agreement")

Ladies and Gentlemen:

                  As Deputy General Counsel of Federated Department Stores, Inc., a Delaware corporation, the ultimate parent of Prime Receivables Corporation, a Delaware corporation ("Prime"), I have acted as counsel to Prime in connection with the Twelfth Amendment to the Agreement and the substitution of Schedule II of the Agreement.

                  I have examined such documents, records and matters of law as I have deemed necessary for purposes of this opinion. Based thereon, I am of the opinion that the Twelfth Amendment to the Agreement and the deletion of the current Schedule II to the Agreement and substitution therefor with an amended
Schedule II do not, in accordance with Section 13.01 of the Agreement, adversely affect in any material respect the interest of any of the Investor Certificateholders, as such term is defined in the Agreement.

                                       Very truly yours,


                                       /s/ John R. Sims
                                       John R. Sims

                                   SCHEDULE II

                          SCHEDULE OF LOCK-BOX ACCOUNTS

BANK NAME                           ORIGINATOR                                  BANK ACCOUNT #
---------                           ----------                                  --------------

Bank of America Illinois            All Originators                             8188500959
231 South Lasalle St.
Chicago, IL 60697


Norwest                             All Originators                             6355064529
MAC N9305-031                       Prime Receivable Corp.
Sixth and Marquette                 St. Cloud, MN
Minneapolis, MN  55479              56396-1205


JP Morgan Chase Bank                All Originators                             323890075
Corporate Banking                   Electronic banking networks
Church Street Station
P.O. Box 932
New York, NY                        All Originators                             400471302
10008-0932                          Internet banking activity


PNC Bank                            Macy's                                      3001544986
201 East 5th Street                 P.O. Box 8021
Cincinnati, Ohio 45201              Mason OH
                                    45040-8021


Fifth Third Bank                    Lazarus                                     71527336
38 Fountain Sq. Plaza               P.O. Box 0064
Cincinnati, Ohio  45263             Cincinnati, Ohio  45274


First Hawaiian Bank                 Macy's                                      01-100750
999 Bishop Street                   P.O. Box 380001
Honolulu, HI 96813                  Honolulu, HI 96838-001